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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Regeneration Technologies, Inc. on Form S-8 of our report dated March 22, 2000 (April 27, 2000 as to Note 18 and June 16, 2000 as to Note 19), appearing in Amendment No. 6 to the Registration Statement of Regeneration Technologies, Inc. on Form S-1 (Registration Statement No. 333-35756) filed on August 8, 2000.


/s/ Deloitte & Touche LLP
Tampa, Florida

January 26, 2001